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                                                                    Exhibit 99.2

                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
                     OFFICER AND PRINCIPAL FINANCIAL OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS

          I, Matthew R. Friel, state and attest that:

          1. To the best of my knowledge, based upon a review of the covered reports of GenTek Inc. and, except as corrected or supplemented in a subsequent covered report:

             o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

             o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        2. I have reviewed the contents of this statement with the Company's audit committee.

        3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

             o Annual Report on Form 10-K for the year ended December 31, 2001 of GenTek Inc.;

             o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of GenTek Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

             o    Any amendments to any of the foregoing.


Date:  August 8, 2002                         /s/ Matthew R. Friel
                                              --------------------
                                              Matthew R. Friel
State of New Hampshire
County of Rockingham

         Subscribed and sworn to before me this 8th day of August, 2002.


                                          /s/ Diane M. Canavaugh  [Seal]
                                          ------------------------
                                          Notary Public
                                          My Commission Expires: 11-18-03